UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 6, 2026, the board of directors (the "Board") of Flora Growth Corp. (the "Company") unanimously approved by written consent the appointment of (i) Mr. Larry Zeifman as a director of the Company, as a member of the audit committee of the Board (the "Audit Committee"), as a member of the compensation committee of the Board (the "Compensation Committee"), as a member of the nominating and corporate governance committee of the Board (the "Nominating Committee") and as Chair of the Audit Committee and (ii) Mr. Manfred Leventhal as Chair of the Nominating Committee.

The Board has determined that Mr. Zeifman is an independent director, meets the applicable standards for Audit Committee service under both the Nasdaq Stock Market Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and meets the applicable standards for Compensation Committee service under the Nasdaq Stock Market Rules. Mr. Zeifman's appointment fills the vacancy on the Board, the Compensation Committee and the Nominating Committee which resulted from the passing of Harold Wolkin on August 25, 2025.

There are no arrangements or understandings between Mr. Zeifman and any other persons pursuant to which Mr. Zeifman was selected as a director of the Company. There are no family relationships between Mr. Zeifman and any of the Company's other directors or executive officers and Mr. Zeifman does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There is no material plan, contract or arrangement (whether or not written) entered into between the Company and Mr. Zeifman relating to his appointment to the Board, and, as of this Current Report, Mr. Zeifman has not received any grant or award or any modification thereto under any such plan, contract or arrangement in connection with his appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: January 6, 2026	By:	/s/ Dany Vaiman
	Name:	Dany Vaiman
	Title:	Chief Financial Officer